SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 3, 2004

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Federated Investment Management Company management of the Corporate Bond Portfolio and Federated Equity Management Company of Pennsylvania management of the Federated American Leaders Portfolio is deleted in its entirety and replaced with the following:

Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Corporate Bond Portfolio	Federated	- Joseph M. Balestrino Senior Vice President and Portfolio Manager

Mr. Balestrino joined Federated in 1986 as a Project Manager in the Product Design Department and became an Assistant Vice President and Investment Analyst in 1991. He became a Vice President and portfolio manager in 1995 and a Senior Vice President in 1998..

		- Mark E. Durbiano Senior Vice President and Portfolio Manager	Mr. Durbiano joined Federated in 1982 as an Investment Analyst and became a Vice President and portfolio manager in 1988. He has been a Senior Vice President since 1996.
- Christopher J. Smith Vice President and Portfolio Manager

Mr. Smith joined Federated in 1995 as a Portfolio Manager and Vice President. Prior to joining Federated, he was an Assistant Vice President at Provident Life & Accident Insurance Company from 1987 through 1994.

- Nathan H. Kehm Vice President and Portfolio Manager

Mr. Kehm joined Federated in 1997 as an Investment analyst. He was promoted to Assistant Vice President and Senior Investment Analyst in 1999 and Vice President in 2001. Prior to joining Federated, he served as relationship manager structuring financing transactions with Mellon Bank, N.A. from 1993 to 1997. Mr. Kehm holds the Chartered Financial Analyst designation.

Federated American Leaders Portfolio	Federated	- Kevin B. McCloskey Vice President and Portfolio Manager

Mr. McCloskey, who joined Federated in 1999 as a portfolio manager, is a Vice President. From September 1994 to July 1999, he served as a portfolio manager, from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey holds the Chartered Financial Analyst designation.

- John L. Nichol Vice President and Portfolio Manager

Mr. Nichol, who joined Federated in 2000 as a portfolio manager, is a Vice President. From 1992 to 2000, he served as portfolio manager at Public Employees Retirement System of Ohio. Mr. Nichols holds the Chartered Financial Analyst Designation.

- William Dierker Senior Vice President and Senior Portfolio Manager

Mr. Dierker joined Federated in September 2004 as a Senior Portfolio Manager/Senior Vice President. Prior to joining Federated, he was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; and as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker holds the Chartered Financial Analyst designation.

Dated: November 8, 2004

Combined Master, Combined Version 1, Version A, Version B and Version C